UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
June 11, 2019
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American Assets Trust, Inc.
(Exact name of registrant as specified in its charter)

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Maryland (State or other jurisdiction of incorporation)	001-35030 (Commission File No.)	27-3338708 (I.R.S. Employer Identification No.)
11455 El Camino Real, Suite 200 San Diego, California 92130 (Address of principal executive offices)	92130 (Zip Code)
(858) 350-2600 Registrant’s telephone number, including area code:
Not Applicable (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Name of Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
American Assets Trust, Inc.	Common Stock, par value $0.01 per share	AAT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 11, 2019, American Assets Trust, Inc. (the “Company”) entered into a consulting agreement with Larry Finger, who determined not to stand for re-election at our 2019 Annual Meeting of Stockholders.  Mr. Finger’s decision to not stand for re-election was not due to any disagreement with us relating to our operations, polices or practices.  Pursuant to the consulting agreement, Mr. Finger will be paid $8,500/month for certain prescribed services, until such time as the consulting agreement is terminated.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 11, 2019, the Company held its 2019 Annual Meeting of Stockholders, in which the stockholders voted on proposals as follows:

Proposal No. 1: The election of five directors, each to serve until the next annual meeting of stockholders in 2020 and until his or her successor is duly elected and qualified.

Nominee	Votes For	Votes Withheld
Ernest S. Rady	43,628,533	1,976,299
Duane A. Nelles	29,096,098	16,508,734
Thomas S. Olinger	35,174,062	10,430,770
Joy L. Schaefer	45,395,729	209,103
Dr. Robert S. Sullivan	35,549,734	10,055,098

There were 784,793 broker non-votes and no abstentions in connection with Proposal No. 1. Each of the preceding five directors was elected to our board of directors to serve until the next annual meeting of stockholders in 2020 or until his or her respective successors are duly elected and qualified.

Proposal No. 2: The ratification of the appointment Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

Votes For	Votes Against	Abstentions
45,941,326	437,268	11,031

There were no broker non-votes in connection with Proposal No. 2.

Proposal No. 3: An advisory resolution to approve the Company’s executive compensation for the fiscal year ended December 31, 2018.

Votes For	Votes Against	Abstentions
44,708,693	873,874	22,265

There were 784,793 broker non-votes in connection with Proposal No. 3.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc. By: /s/ Adam Wyll Adam Wyll Senior Vice President, General Counsel and Secretary
June 12, 2019